EXHIBIT 99.1

CURE Pharmaceutical Unveils Exciting New Brand Identity with Name Change to Avenir Wellness Solutions, Inc.

New branding reflects Company’s commitment to the future of wellness

SHERMAN OAKS, CA--(ACCESSWIRE)--January 17, 2023 – CURE Pharmaceutical Holding Corp. (OTCQB: CURR) (“CURE” or the “Company”), a proprietary broad platform and wellness technology company, today announced that it has changed its name to “Avenir Wellness Solutions, Inc.” (“Avenir Wellness”) which will be the name for the company as a corporate entity. The name change is the result of the Company’s recent sale of certain intellectual property. More importantly, however, the name change reflects the renewed focus of the Company with its incubator strategy and continuing efforts to create and commercialize wellness technologies with quality products and brands in the wellness and beauty space. The Company has also released a new corporate logo and launched a new website at: www.avenirwellness.com.

The legal name “CURE Pharmaceutical Holding Corp.” has already been officially changed with the state of Delaware where the Company is incorporated and will be fully changed to “Avenir Wellness Solutions, Inc.” upon satisfying all applicable regulatory requirements. Concurrently, the Company’s OTCQB ticker symbol “CURR” will also be changed. Once approved, the new ticker symbol and effective date of the changes will be publicly announced. No action is needed from current stockholders. The Company’s common stock will continue to be traded on OTCQB Markets and the CUSIP number will not be changing.

This rebranding is part of the Company’s shareholder value initiatives and ongoing commitment to delivering innovative and highly desired wellness technologies to the marketplace. The Company’s long-term growth strategy is to increase revenue with high margins, use its incubator strategy to grow the patent and product portfolio as well as monetize the intellectual property (“IP”) patent technology through strategic partnerships. These initiatives, along with the Company’s relationships with Nicole Kidman and other major social media influencers, is expected to help propel its health and beauty products to become a household name, consistent with its strategy to become a genuine house of recognizable and respected quality brands.

Value Proposition of Avenir Wellness Solutions:

1.	Technology – Provide innovative wellness solutions to improve ordinary dietary supplement and beauty product delivery systems that currently exist in the market.

2.	Strong Patent Portfolio – Monetize the 15 current and pending patents through licensing and royalty arrangements while developing new proprietary patents.

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Established Network – Utilize its network of industry leading sales, marketing and product development experts to transform the Company into a trusted and reliable brand that stands for quality and commitment to its customers.

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Growth Plans – Execute multiple strategies that will be used to expand patent portfolio and product offerings, improve cash flow, and ensure profitability, including strategic transactions, potential future mergers and acquisitions, as well as joint venture partnerships.

5.	Management Expertise – Fully exploit the many decades of management experience in the health, wellness, and beauty sectors and innovative product development with unique intellectual property.

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“Providing cutting edge products, proprietary delivery systems, and impactful marketing strategies to an enormous health and wellness industry that is desperate for new innovations and solutions is the key for us to becoming a House of Quality Brands. Rebranding the Company and delivering on our value proposition is very exciting, and it will ultimately increase shareholder value,” stated CEO Nancy Duitch.

Ms. Duitch continued, “The beauty and wellness markets are growing at rapid rates. The global wellness sector, despite the pandemic, saw exponential growth in 2021 with a market size of $1.5 trillion, according to McKinsey. There is a strong overall and growing demand for supplements and nutraceuticals, a $587.3 billion market, according to the 2021 Grandview report. The beauty and personal care industry is a $534 billion market now and is set to grow 5.87% year over year according to Terakeet’s 2021 Beauty Industry Report. This significant market growth combined with our innovative proprietary delivery technology we are continuing to expand led us to enhance our future focus and commitment of our Company to these high margin/high growth areas. We are not in the business of selling just vitamins or topicals. Rather, we are putting technology with real intellectual property behind our wellness products to create a better way of delivering active ingredients to the consumer, with the goal of being more effective. We believe our proprietary technology differentiates us from our competition, producing quality high-margin products with improved safety, efficacy, and consumer experience.”

For more information, please visit www.avenirwellness.com & www.seralabshealth.com.

About Avenir Wellness Solutions, Inc. (f/k/a Cure Pharmaceutical Holding Corp.)

Avenir Wellness® (OTCQB: CURR) is a broad wellness platform technology company that develops proprietary wellness, nutraceutical, and topical delivery systems. The technology, which is based on 15 current patents, offers a number of unique immediate- and controlled-release delivery vehicles designed to improve product efficacy, safety, and consumer experience for a wide range of active ingredients. The Company will continue down the path of creating new technologies that will be part of its incubator strategy in order to monetize its IP.  As a vertically integrated platform company, Avenir looks to partner or license its IP technology with wellness companies worldwide.

About The Sera Labs, Inc.

The Sera Labs, Inc. (“Sera Labs”), a wholly-owned subsidiary of Avenir Wellness, is a trusted leader in the wellness and beauty sectors utilizing cutting edge technology and high-quality products that use science-backed, proprietary formulations. More than 25 products are sold under the brand names Seratopical™, Seratopical Revolution™, SeraLabs™, and Nutri-Strips™. Sera Labs sells its products at affordable prices, making them easily accessible on a global scale and is strategically positioned to grow its beauty and wellness products into household brands. Sera Labs products are sold Direct to Consumer with a subscribe and save option, as well as in major national drug, grocery chains, and mass retailers. For more information visit www.seralabshealth.com and follow Sera Labs on Facebook and Instagram at @seratopical, as well as on Twitter at @sera_labs.

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Forward Looking Statement

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding the future growth and success of our organization. We have attempted to identify forward-looking statements by using words such as "anticipate," "believe," "could," "estimate," "expected," "intend," "may," "plan," "predict," "project," "should," "will," or "would," and similar expressions or the negative of these expressions.

Forward-looking statements represent our management's current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

Contacts:

Investor Relations

Hanover International Inc.

T: (760) 564-7400

E: investor@avenirwellness.com

Public Relations

Autumn Communications

Rachel Moskowitz

T: (202) 276-7881

E: rmoskowitz@autumncommunications.com

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